                                 MORGAN STANLEY
                        EMERGING MARKETS DEBT FUND, INC.

---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs              Frederick B. Whittemore
CHAIRMAN OF THE BOARD        DIRECTOR
OF DIRECTORS                 James W. Grisham
Warren J. Olsen              VICE PRESIDENT
PRESIDENT AND DIRECTOR       Harold J. Schaaff, Jr.
Peter J. Chase               VICE PRESIDENT
DIRECTOR                     Joseph P. Stadler
John W. Croghan              VICE PRESIDENT
DIRECTOR                     Valerie Y. Lewis
David B. Gill                SECRETARY
DIRECTOR                     James R. Rooney
Graham E. Jones              TREASURER
DIRECTOR                     Joanna M. Haigney
John A. Levin                ASSISTANT TREASURER
DIRECTOR
William G. Morton, Jr.
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company (International)
One Pierrepont Plaza
Brooklyn, New York 11201
The Chase Manhattan Bank, N.A. (Domestic)
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The First National Bank of Boston
Investor Relations Department
P.O. Box 644, Mail Stop 46-02-09
Boston, Massachusetts 02102-0644
(617) 575-2900
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                 MORGAN STANLEY
                                EMERGING MARKETS
                                DEBT FUND, INC.
                             ---------------------

                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the three months ended December 31, 1995, the Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 7.49% compared to 10.20% for the J.P. Morgan Emerging Markets Bond Index (the "Index"). For the year ended December 31, 1995, the Fund's total return, based on net asset value per share, was 26.85% compared to 27.54% for the Index. We believe that the markets' two-quarter strength is extendable into the next several quarters -- albeit not at the same pace as the last six months -- by virtue of still broadly attractive valuations which exist in the benchmark assets for the 14 countries in which the Fund is invested.

Following a bout of profit taking early in the fourth quarter, the market resumed its upward climb. Profit taking was triggered by broker/dealers who were reducing positions due to fiscal year-end considerations. An improvement in the markets sentiment toward Argentina prompted all market participants to increase capital committed to this asset class. Hopes of a balanced budget agreement in the U.S. provided a favorable backdrop to the currency and fixed income markets in general over this period.

The fourth quarter was characterized by a high degree of dispersion in the individual country performances, as investors re-positioned their portfolios. Panama, Argentina and Venezuela were the outperformers and Poland, Philippines, South Africa, Mexico and Russia were the underperformers for the quarter.

The markets perception of Argentina's credit risk changed dramatically as the political infighting between rival contenders for power came to an end, as President Menem seized the political initiative. Aggressive moves to tackle the federal budget, remedial measures to tackle the fiscal problems in the provinces and the privatization of the remaining state assets pulled Argentina out of the vicious circle of declining confidence and poor economic performance following the tequila crisis of the first quarter. Price movements were exaggerated by the fact that most investors, foreign and local, were underweight in Argentina. The return of liquidity and improving sentiment should result in the resumption of economic growth in 1996. Entering the quarter with a relative underweight in Argentina, we started increasing our positions during the first half of November and ended the year close to our target levels. We intend to retain a relative overweight allocation until such time when the market prices in all the good economic news that we can expect in the first half of 1996.

Part of the increase in Argentina was financed by a modest reduction in our exposure to Brazil. Brazil underperformed in the fourth quarter as the market was disappointed with the progress of the reform agenda. Further, a plethora of bad news such as an increase in the fiscal deficit, interventions in private banks and politicians jockeying for influence adversely affected market perceptions. Issues such as the lack of fiscal controls at the federal, state and local levels and the burgeoning in the levels of internal debt questioned the long term sustainability of the Real plan. Brazilian assets recovered quite strongly during the last weeks of the quarter as President Cardoso re-established the political momentum for the reform program. The fiscal condition of the federal government will continue to be strained as the current constitution does not provide the government with sufficient degrees of freedom. Any long term corrective measures will have to wait until such time when reforms (including the administrative, tax and social security reform measures currently being discussed) are passed and implemented in the future. We remain optimistic that the political process will deliver reforms eventually. Meanwhile the competent economic managers of the country will work hard to maintain the Real plan. Declining inflation and real interest rates, a manageable external account situation and reasonable economic growth should make their work that much easier.

We entered the quarter with an overweight position in Venezuela. Its high yields, we thought, compensated us for the deterioration in the country's economic fundamentals. High inflation, negative real interest rates and spiraling fiscal deficits were counteracted by its oil revenues and reasonable level of foreign exchange reserves. The political leadership was making half-hearted measures to gradually move away from its non-orthodox economic policies. The resignation of the last remaining committed reformer prompted us to reduce the allocation to Venezuela. With hindsight, such a move proved to be pre-mature as we underestimated the President's commitment to reform and his willingness to engage the IMF and the World Bank in discussions to obtain external finance and expertise in managing the transition to a more free market oriented economic policy stance. The impact of stabilization measures on the real non-oil economy will be severe and managing the political fallout of the IMF program will be one of the key challenges for the government.

There seems to have developed a political consensus in favor of a stabilization program and this should reduce the probability of civil unrest following the adoption of policies which will result in higher inflation, fiscal contraction and positive real interest rates. We will increase our allocation to Venezuela as the opportunity presents itself during the early part of 1996. We continue to believe that implementing the IMF program will require an upgrade in the technical skills of the administrative machinery.

Mexico once again proved to be a difficult credit to understand. Concerns over the state of the banking system and the lack of a pick-up in domestic growth caused nervousness in the foreign exchange markets in the fourth quarter. The markets believed that the government lacked the political will and economic policy alternatives to meet year-end demand for dollars. Fears about another peso crisis and the lack of a clear and timely strategic response on the part of the policy makers to combat the speculative demand for dollars produced the second peso crisis within the space of less than twelve months. Our holdings in peso denominated local treasury bills were affected as interest rates eventually increased and the peso weakened dramatically. We continued to hold our positions as we believed that this time around the pressures on the currency were seasonal and temporary and a drastic tightening of monetary policy would reverse the slide in the currency. Our outlook for 1996 is one of cautious optimism. The return of growth is imperative from a social and political standpoint. Growth in private consumption is unlikely to surprise on the upside as the system needs to de-leverage and pay-off the debts accumulated in the last four years. The economy remains vulnerable to any internal and external shocks that would delay economic recovery. Local treasury bills continue to offer the best way to play the Mexican debt markets as Mexican Brady bonds trade unjustifiably tight to other credits in the region.

Russia, one of our relatively large bets against the Index, finally reached an agreement with its external creditors. Prices of the loans did appreciate in value soon after, but profit taking and a reduction in positions in front of the Duma elections caused prices to come down from their highs. The Duma elections did result in the Communists winning the largest share of the seats, however, the opposition still lacks a two thirds majority to reverse the stance of economic policy. The political aspirations of the incumbent President will, however, result in changes in the tone of public pronouncements of the administration and the President will take policy actions to increase his approval ratings within the ranks of the center and right of the political spectrum. There could be a slow-down and some dilution of the economic reform program as economic policy takes a back seat to Presidential politics. The potential for a policy vacuum or a near-term reversal in course will limit the enthusiasm for Russian assets in the market. The non-performing loans, based on the parameters of the announced restructuring, trade at spreads close to 2,000 bps above U.S. Treasuries, 700 bps wider than the assets of Ecuador, Bulgaria and Venezuela. We believe that given the current state of the economy (declining inflation, trade surpluses, a low external debt burden and a resumption in growth) and the willingness of any future administration to service their external debts, the market is mis-pricing Russian risk. The prices of the asset should increase on the announcement of an IMF Extended Fund Facility and continued compliance by the government under the terms of the restructuring agreement. We do not envisage any changes in our exposure to Russia at this point.

Morocco has been maintained at a steady 7% level for most of the quarter. At current prices Morocco is attractive. The drought of 1995 is over and the resumption of rainfall during this season will make all the difference to the fortunes of this country. A better harvest will lead to higher growth, lower inflation, improvement in the external payments position and give the policy makers an opportunity to initiate long delayed structural reforms. The country has outlined the course of economic policy to be followed in the next fiscal year. Financial de-regulation, privatization, increasing exports and reforming government expenditures are in the cards. Implementation of the proposed strategy should result in a substantial tightening of Moroccan spreads in 1996.

In the high yield sector we remain sanguine about the prospects of Ecuador and Bulgaria. We reduced our exposure to Nigeria following the delay in the transition to civilian rule and the execution of leaders campaigning for civil rights. The prospects for further political uncertainty and strife make Nigerian assets risky.

Panama, a pre-Brady country turned in a strong performance for the quarter. Investors sought to increase their allocations in the when-as and if issued markets. The commitment of the new government to reform encouraged investors. The enactment of labor reform and the possible privatization of state assets, including the properties along the Panama canal should improve the economic fortunes of the country in the future. We retain our relative overweight exposure to Panama.

Our outlook for emerging markets debt remains positive. A slowdown in growth in the U.S. and Europe and in signs of inflation should result in a decline in market rates. Credit stories unfolding in Latin America and Eastern Europe show dramatic improvements over 1995. Policy makers commitment to reform has only been strengthened in the post tequila days. The perfect line up of interest rates, spreads and fund flows should result in price appreciation. We will remain vigilant, however, for the first signs of a turnaround in market sentiment or fundamentals.

Sincerely,

        [SIGNATURE]
Barton M. Biggs
CHAIRMAN

      [SIGNATURE]
Paul Ghaffari
PORTFOLIO MANAGER

February 2, 1996

Morgan Stanley Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                   TOTAL RETURN (%)
                      ---------------------------------------------------------------------------

                         MARKET VALUE (1)         NET ASSET VALUE (2)         INDEX (1)(3)**
                      -----------------------   -----------------------   -----------------------
                                    AVERAGE                   AVERAGE                   AVERAGE
                      CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL     CUMULATIVE     ANNUAL
                      -----------------------   -----------------------   -----------------------
ONE YEAR                37.48%+++    37.48%+++    26.85%+++    26.85%+++    27.54%       27.54%
SINCE INCEPTION*        28.74+++     10.90+++     27.71+++     10.54+++     23.08         8.88

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                               1993*      1994         1995
Net Asset Value Per Share      $ 18.96    $ 12.23        $ 12.40
Market Value Per Share         $ 18.13    $ 11.38        $ 12.50
Premium/(Discount)              (4.4%)     (7.0%)           0.8%
Income Dividends                 $0.16      $1.49          $1.72
Capital Gains Distributions          -      $0.41              -
Fund Total Return (2)           35.96%   (25.95%)      26.85%+++
Index Total Return (1)(3)
**                              18.67%   (18.68%)         27.54%

 (1)  Assumes dividends and distributions, if any, were reinvested.
 (2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This return does not include the effect of dilution in connection with the Rights Offering. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (3)  JP Morgan Emerging Markets Bond Index
   *  The Fund commenced operations on July 23, 1993.
  **  Unaudited.
 +++  Adjusted for Rights Offering.

Morgan Stanley Emerging Markets Debt Fund, Inc.
Portfolio Summary as of December 31, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Debt Instruments             89.8%
Short-Term Investments       10.0%
Other                         0.2%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina        24.1%
Brazil           14.8%
Mexico           14.4%
Russia           13.4%
Morocco           7.7%
Ecuador           4.4%
Panama            4.3%
Algeria           3.8%
Venezuela         2.7%
Poland            1.9%
Bulgaria          1.6%
Nigeria           1.4%
Jordan            1.2%
India             1.0%
Peru              0.5%
Other             2.8%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                            PERCENT OF
                                               TOTAL
                                            INVESTMENTS
                                          ---------------
       1.  Republic of Argentina 'L'
           Bond 6.8125%, 3/31/05                 11.3%
       2.  Kingdom of Morocco
           Restructuring and
           Consolidation Agreement 'A'
           1990 6.59375%, 1/1/09                  7.7
       3.  Bank for Foreign Economic
           Affairs (DEM)                          7.5
       4.  Federative Republic of Brazil
           'C' Bond PIK 8.00%, 4/15/14            5.3
       5.  Bank for Foreign Economic
           Affairs (USD)                          4.8

                                            PERCENT OF
                                               TOTAL
                                            INVESTMENTS
                                          ---------------
       6.  Republic of Panama
           Unrestructured Loans                   4.3%
       7.  Federative Republic of Brazil
           'C' Bond PIK 8.00%, 4/15/14
           (144A)                                 3.7
       8.  Mexican Cetes, 1/18/96                 3.3
       9.  Republic of Argentina
           Discount Bond 6.5625%,
           3/31/23                                3.3
      10.  Federative Republic of Brazil
           Par Bond 'Z-L' 4.25%, 4/15/24          3.2
                                                  ---
                                                 54.4%
                                                  ---
                                                  ---

FINANCIAL STATEMENTS
---------

PORTFOLIO OF INVESTMENTS

(Showing Percentage of Total Value of Investments)

----------

DECEMBER 31, 1995

                                                   FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------
-------------
DEBT INSTRUMENTS (89.8%)
-----------------------------------------------------------------
-------------
ALGERIA (3.8%)
LOAN AGREEMENTS (3.8%)
        p###Algeria Loan Agreement 1989     FRF  27,830   U.S.$   2,103
        p###Algeria Reprofiled Loan
         Agreement 'A'                    U.S.$  10,220           5,314
        ~p###Algeria Reprofiled Loan
         Agreement 'A' (Participation:
         Salomon Brothers)                        6,696           3,482
                                                          -------------
                                                                 10,899
                                                          -------------
-----------------------------------------------------------------
-------------
ARGENTINA (24.1%)
BONDS (22.0%)
        Argentine Cellular
         Communications (Convertible)
         7.00%, 3/7/96                            1,000           1,249
        Banco de Galicia 9.00%, 11/1/03           1,000             876
        Banco de Galicia 10.875%,
         12/1/97                                  2,000           2,015
        Banco Rio de la Plata 8.75%,
         12/15/03                                 4,000           3,533
        Metrogas 'A' 12.00%, 8/15/00              1,000           1,018
        +++Republic of Argentina Bocon,
         Pre 1, 3.19%, 4/1/01                     5,000           4,338
        +++Republic of Argentina 'L'
         Bond 6.8125%, 3/31/05                   45,500          32,419
        +++Republic of Argentina
         Discount Bond 6.5625%, 3/31/23          14,400           9,450
        / / Republic of Argentina Par
         Bond 5.00%, 3/31/23                     14,400           8,226
                                                          -------------
                                                                 63,124
                                                          -------------
NOTES (2.1%)
        **Nortel Inversora 'A' 6.00%,
         3/31/07                                 11,541           6,088
                                                          -------------
                                                                 69,212
                                                          -------------
-----------------------------------------------------------------
-------------
BRAZIL (14.6%)
BONDS (14.6%)
        /\Federative Republic of Brazil
         'C' Bond PIK 8.00%, 4/15/14             26,318          15,100
        #/\Federative Republic of Brazil
         'C' Bond PIK 8.00%, 4/15/14             18,704          10,731
        +++Federative Republic of Brazil
         Discount Bond 'Z-L' 6.8125%,
         4/15/24                                  2,500           1,544
        / / Federative Republic of
         Brazil Par Bond 'Z-L' 4.25%,
         4/15/24                                 17,250           9,186
        Minas Gerais 'B' 8.25%, 2/10/00           5,500           4,565
        Minas Gerais 7.875%, 2/10/99              1,000             845
                                                          -------------
                                                                 41,971
                                                          -------------
-----------------------------------------------------------------
-------------

                                                   FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)

-----------------------------------------------------------------
-------------
BULGARIA (1.6%)
BONDS (1.6%)
        #+++The Republic of Bulgaria
         Discount Bond 'A' 6.75%,
         7/28/24                          U.S.$      49   U.S.$      26
        #+++The Republic of Bulgaria
         Discount Bond 'B' 7.25%,
         7/28/24                                    880             470
        +++The Republic of Bulgaria
         Interest Arrears Bond 6.75%,
         7/28/11                                  5,648           2,627
        #+++The Republic of Bulgaria
         Interest Arrears Bond 6.75%,
         7/28/11                                  3,024           1,406
                                                          -------------
                                                                  4,529
                                                          -------------
-----------------------------------------------------------------
-------------
ECUADOR (4.4%)
BONDS (4.4%)
        #+++Republic of Ecuador Discount
         Bond 6.8125%, 2/28/25                      792             401
        +++Republic of Ecuador Discount
         Bond 6.8125%, 2/28/25                    7,115           3,606
        #+++Republic of Ecuador Interest
         Equalization Bond 6.50%,
         12/21/04                                   671             409
        +++Republic of Ecuador Interest
         Equalization Bond 6.50%,
         12/21/04                                 7,230           4,411
        #/ / Republic of Ecuador Par
         Bond 3.00%, 3/1/25                          65              24
        #+++Republic of Ecuador Past Due
         Interest Bond 6.8125%, 3/1/15           11,277           3,778
                                                          -------------
                                                                 12,629
                                                          -------------
-----------------------------------------------------------------
-------------
INDIA (1.0%)
BONDS (1.0%)
        Saurashtra Cement Co. 17.00%,
         9/7/97                             INR  94,000           3,007
                                                          -------------
-----------------------------------------------------------------
-------------
JORDAN (1.2%)
BONDS (1.2%)
        / / Republic of Jordan Par Bond
         4.00%, 12/23/23                  U.S.$   7,000           3,395
                                                          -------------
-----------------------------------------------------------------
-------------
MEXICO (7.2%)
BONDS (7.2%)
        Banamex Pagare Discount Bond,
         4/3/97                              MXP 28,045           2,303
        Banamex Pagare Discount Bond,
         10/9/97                                 29,671           2,117
        BNCE International Finance
         7.25%, 2/2/04                    U.S.$   1,000             784
        Grupo Industrial Durango 12.00%,
         7/15/01                                  5,500           4,888
        #Petroleos Mexicanos 8.625%,
         12/1/23                                 10,500           7,875
        +++United Mexican States
         Discount Bond 'A' 6.7656%,
         12/31/19                                 4,000           2,890
                                                          -------------
                                                                 20,857
                                                          -------------
-----------------------------------------------------------------
-------------

    The accompanying notes are an integral part of the financial statements.

                                                   FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------
-------------
MOROCCO (7.7%)
LOAN AGREEMENTS (7.7%)
        ~+++Kingdom of Morocco
         Restructuring and Consolidation
         Agreement `A' 1990
         (Participation: Goldman Sachs,
         Lehman Brothers, Salomon
         Brothers) 6.59375%, 1/1/09       U.S.$  32,500   U.S.$  22,059
                                                          -------------
-----------------------------------------------------------------
-------------
NIGERIA (1.4%)
NOTES (1.4%)
        Central Bank of Nigeria
         Promissory Note 8.00%, 1/5/10           11,000           4,152
                                                          -------------
-----------------------------------------------------------------
-------------
PANAMA (4.3%)
LOAN AGREEMENTS (4.3%)
        p###Republic of Panama Loans
                                                 16,483          12,362
                                                          -------------
-----------------------------------------------------------------
-------------
PERU (0.5%)
LOAN AGREEMENTS (0.5%)
        ++Republic of Peru - Petroperu
         Working Capital Loan
                                                  2,000           1,360
                                                          -------------
-----------------------------------------------------------------
-------------
POLAND (1.9%)
NOTES (1.9%)
        ##Republic of Poland Note Zero
         Coupon, 2/28/96
                                                  5,202           5,351
                                                          -------------
-----------------------------------------------------------------
-------------
RUSSIA (13.4%)
LOAN AGREEMENTS (13.4%)
        ++Bank for Foreign Economic
         Affairs                             CHF 11,000           3,218
        ++Bank for Foreign Economic
         Affairs                             DEM 81,000          21,466
        ++Bank for Foreign Economic
         Affairs                          U.S.$  40,150          13,701
                                                          -------------
                                                                 38,385
                                                          -------------
-----------------------------------------------------------------
-------------
VENEZUELA (2.7%)
BONDS (2.7%)
        +++Republic of Venezuela Debt
         Conversion Bond 'DL' 6.5625%,
         12/18/07                                14,000           7,717
                                                          -------------
-----------------------------------------------------------------
-------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$243,021)                                           257,885
                                                          -------------
-----------------------------------------------------------------
-------------
                                          NO. OF RIGHTS
-----------------------------------------------------------------
-------------
RIGHTS (0.0%)
-----------------------------------------------------------------
-------------
MEXICO (0.0%)
        *+Mexico Recovery Rights,
         expiring 6/30/03 (Cost $0)               6,154              --
                                                          -------------
-----------------------------------------------------------------
-------------

                                                                  Value
                                              CONTRACTS           (000)
-----------------------------------------------------------------
-------------
PURCHASED OPTIONS (0.2%)
-----------------------------------------------------------------
-------------
BRAZIL (0.2%)
        +Brazil Par Bond Call, expiring
         1/8/96, strike price
         U.S.$50.4375 (Cost U.S.$209)           220,000   U.S.$     633
                                                          -------------
-----------------------------------------------------------------
-------------
                                                   FACE
                                                 AMOUNT
                                                  (000)
-----------------------------------------------------------------
-------------
SHORT TERM INVESTMENTS (10.0%)
-----------------------------------------------------------------
-------------
MEXICO (7.2%)
        Mexican Cetes Zero Coupon,
         1/11/96                             MXP 30,719           3,928
        Mexican Cetes Zero Coupon,
         1/18/96                                 75,884           9,618
        Mexican Cetes Zero Coupon,
         2/8/96                                  20,000           2,471
        Mexican Cetes Zero Coupon,
         2/22/96                                 12,093           1,469
        Mexican Cetes Zero Coupon,
         7/25/96                                 15,839           1,636
        Mexican Cetes Zero Coupon,
         9/26/96                                 15,000           1,459
                                                          -------------
                                                                 20,581
                                                          -------------
-----------------------------------------------------------------
-------------
UNITED STATES (2.8%)
REPURCHASE AGREEMENT (2.8%)
        Chase Manhattan Bank, N.A.,
         5.35%, dated 12/29/95, due
         1/2/96, to be repurchased at
         U.S.$8,219, collateralized by
         U.S.$6,135, United States
         Treasury Bond 8.875%, due
         8/15/17, valued at U.S.$8,382    U.S.$   8,214           8,214
                                                          -------------
-----------------------------------------------------------------
-------------
TOTAL SHORT TERM INVESTMENTS
  (Cost U.S.$34,197)                                             28,795
                                                          -------------
-----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (100.0%)
  (Cost U.S.$277,427)                                     U.S.$ 287,313
                                                          -------------
-----------------------------------------------------------------
-------------

  +   --  Non-income producing.
 ++   --  Non-income producing -- in default.
+++   --  Variable/floating  rate security -- rate  disclosed is as of
          December 31, 1995.
  #   --  144A Security  -- certain  conditions  for public  sale  may exist.
 ##   --  Security's  redemption value  is linked  to the  Republic of
          Poland Treasury Bill  maturing 2/28/96 and  to the value  of the Polish Zloty and Deutsche Mark at maturity.
###   --  Under  restructuring at December 31, 1995 -- see note A-7 to financial statements.
  ~   --  Participation interests were acquired through the  financial institutions indicated parenthetically.
/ /   --  Step   Bond  --  coupon  rate  increases  in  increments  to
          maturity.  Rate  disclosed  is  as  of  December  31,  1995.
          Maturity date disclosed is the ultimate maturity.
 /\   --  4.00% of 8.00% represents amount paid in cash. The remainder
          is   payment-in-kind.   Cash  payment   rate   increases  in
          increments to maturity.
  *   --  Security is  valued at  cost --  see note  A-1 to  financial statements.
 **   --  Security  valued at fair value --  see note A-1 to financial statements.
  p   --  Issuer is making partial interest payments.
PIK   --  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

    The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------
-------------

DECEMBER 31, 1995 EXCHANGE RATES:
-----------------------------------------------------------------
-------------
DEM  Deutsche Mark                                1.434 = U.S.$1.00
FRF  French Franc                                 4.897 = U.S.$1.00
INR  Indian Rupee                                35.165 = U.S.$1.00
MXP  Mexican Peso                                 7.695 = U.S.$1.00
CHF  Swiss Franc                                  1.154 = U.S.$1.00
-----------------------------------------------------------------
-------------

                                                   FACE
                                                 AMOUNT           VALUE
                                                  (000)           (000)
-----------------------------------------------------------------
-------------
SECURITIES SOLD SHORT
-----------------------------------------------------------------
-------------
MEXICO
BONDS
        United Mexican States Aztec
         Bonds 7.61%, 3/31/08 (Proceeds
         U.S.$ 12,750)                    U.S.$  15,000   U.S.$  13,500
                                                          -------------
PANAMA
BONDS
        ***Republic of Panama Interest
         Reduction Bond (Proceeds U.S.$
         820)                                     2,000             905
                                                          -------------
        (Total Proceeds U.S. $13,570)                            14,405
                                                          -------------
-----------------------------------------------------------------
-------------

***Security is expected to be received in connection with the restructuring of the Panama loan owned by the Fund.

    The accompanying notes are an integral part of the financial statements.

                                                     DECEMBER 31,
                                                         1995
STATEMENT OF ASSETS AND LIABILITIES                     (000)
------------------------------------------------------------------
ASSETS:
    Investments, at Value (Cost U.S.$277,427).....  U.S.$ 287,313
    Cash..........................................          6,674
    Receivable for Investments Sold...............         20,216
    Collateral on Deposit with Broker.............         12,919
    Interest Receivable...........................          5,665
    Deferred Organization Costs...................             38
    Other Assets..................................             34
------------------------------------------------------------------
      Total Assets................................        332,859
------------------------------------------------------------------
LIABILITIES:
    Securities Sold Short, at Value (Proceeds
     $13,570).....................................        (14,405)
    Payable For:
        Investments Purchased.....................        (41,096)
        Dividends Declared........................        (10,221)
        Interest..................................           (424)
        Investment Advisory Fees..................           (218)
        Professional Fees.........................            (66)
        Custodian Fees............................            (47)
        Shareholder Reporting Expenses............            (46)
        Administrative Fees.......................            (22)
        Directors' Fees and Expenses..............            (11)
    Other Liabilities.............................             (8)
------------------------------------------------------------------
      Total Liabilities...........................        (66,564)
------------------------------------------------------------------
NET ASSETS........................................  U.S.$ 266,295
------------------------------------------------------------------
------------------------------------------------------------------
NET ASSETS CONSIST OF:
    Common Stock..................................  U.S.$     215
    Capital Surplus...............................        273,697
    Distributions in Excess of Net Investment
     Income.......................................         (1,825)
    Accumulated Net Realized Loss.................        (14,623)
    Unrealized Appreciation on Investments,
     Foreign Currency Translations and Short
     Sales........................................          8,831
------------------------------------------------------------------
NET ASSETS........................................
    Applicable to 21,481,113 issued and
     outstanding U.S. $0.01 par value (100,000,000
     shares authorized)...........................  U.S.$ 266,295
------------------------------------------------------------------
------------------------------------------------------------------
NET ASSET VALUE PER SHARE.........................  U.S.$   12.40
------------------------------------------------------------------
------------------------------------------------------------------

                                                     YEAR ENDED
                                                    DECEMBER 31,
                                                        1995
STATEMENT OF OPERATIONS                                 (000)
-----------------------------------------------------------------
INVESTMENT INCOME
    Interest......................................  U.S.$ 37,034
    Less: Foreign Taxes Withheld..................           (69)
-----------------------------------------------------------------
      Total Income................................        36,965
-----------------------------------------------------------------
EXPENSES
    Investment Advisory Fees......................         2,156
    Interest Expense..............................           850
    Custodian Fees................................           372
    Administrative Fees...........................           238
    Professional Fees.............................           124
    Directors' Fees and Expenses..................           114
    Shareholder Reporting Expenses................            95
    Transfer Agent Fees...........................            25
    Other Expenses................................           121
-----------------------------------------------------------------
      Total Expenses..............................         4,095
-----------------------------------------------------------------
        Net Investment Income.....................        32,870
-----------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold....................        (3,263)
    Investment Securities Sold Short..............          (247)
    Written Option Contracts......................           827
    Swaps.........................................          (875)
    Foreign Currency Transactions.................        (1,443)
-----------------------------------------------------------------
      Net Realized Loss...........................        (5,001)
-----------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investments and Short Sales...................        26,430
    Foreign Currency Translations.................            (3)
-----------------------------------------------------------------
      Change in Unrealized Appreciation
      (Depreciation)..............................        26,427
-----------------------------------------------------------------
Total Net Realized Loss and Change in Unrealized
 Appreciation (Depreciation)......................        21,426
-----------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS...................................  U.S.$ 54,296
-----------------------------------------------------------------
-----------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                      YEAR ENDED        YEAR ENDED
                                                     DECEMBER 31,      DECEMBER 31,
                                                         1994              1995
STATEMENT OF CHANGES IN NET ASSETS                       (000)            (000)
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income.........................     U.S.$ 24,184     U.S.$ 32,870
    Net Realized Loss.............................          (16,403)          (5,001)
    Change in Unrealized Appreciation
     (Depreciation)...............................          (85,163)          26,427
------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
     Resulting from Operations....................          (77,382)          54,296
------------------------------------------------------------------------------------
Distributions:
    Net Investment Income.........................          (23,740)         (31,947)
    In Excess of Net Investment Income............               --             (473)
    Net Realized Gain.............................           (6,618)              --
------------------------------------------------------------------------------------
    Total Distributions...........................          (30,358)         (32,420)
------------------------------------------------------------------------------------
Capital Share Transactions:
    Common Stock Issued through Rights Offering
     (5,400,000 shares)...........................               --           48,360
    Offering Costs................................               --             (500)
    Reinvestment of Distributions (74,127 and
     25,493 shares, respectively).................            1,071              277
------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from
     Capital Share Transactions...................            1,071           48,137
------------------------------------------------------------------------------------
    Total Increase (Decrease).....................         (106,669)          70,013
Net Assets:
    Beginning of Year.............................          302,951          196,282
------------------------------------------------------------------------------------
    End of Year (including distributions in excess
     of net investment income of U.S.$923 and
     U.S.$1,825, respectively)....................    U.S.$ 196,282    U.S.$ 266,295
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                PERIOD FROM
                                                 JULY 23,
                                                 1993* TO        YEARS ENDED DECEMBER 31,
                                               DECEMBER 31,    ----------------------------
     SELECTED PER SHARE DATA AND RATIOS:           1993            1994           1995
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........    U.S.$ 14.10    U.S. $18.96     U.S.$ 12.23
-------------------------------------------------------------------------------------------
OFFERING COSTS...............................          (0.04)            --           (0.02)
-------------------------------------------------------------------------------------------
Net Investment Income........................           0.50           1.51            1.76
Net Realized and Unrealized Gain (Loss) on
 Investments.................................           4.56          (6.34)           1.16
-------------------------------------------------------------------------------------------
      Total from Investment Operations.......           5.06          (4.83)           2.92
-------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income....................          (0.16)         (1.49)          (1.69)
    In Excess of Net Investment Income.......             --             --           (0.03)
    Net Realized Gain........................             --          (0.41)             --
-------------------------------------------------------------------------------------------
      Total Distributions....................          (0.16)         (1.90)          (1.72)
-------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Rights
 Offering....................................             --             --           (1.01)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...............    U.S.$ 18.96    U.S.$ 12.23     U.S.$ 12.40
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD........    U.S.$ 18.13    U.S.$ 11.38     U.S.$ 12.50
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value.............................         29.97%         (27.97)%        37.48%+++
    Net Asset Value (1)......................         35.96%         (25.95)%        26.85%+++
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)........   U.S.$302,951   U.S.$196,282    U.S.$266,295
-------------------------------------------------------------------------------------------
Ratio of Expenses Before Interest Expense to
 Average Net Assets..........................        1.73%**          1.59%           1.50%
Ratio of Expenses After Interest Expense to
 Average Net Assets..........................        2.79%**          2.30%           1.89%
Ratio of Net Investment Income to Average Net
 Assets......................................        7.20%**         10.79%          15.21%
Portfolio Turnover Rate......................            72%           256%            348%
-------------------------------------------------------------------------------------------

  * Commencement of operations
 ** Annualized
+++ Adjusted for Rights Offering.
(1) Total  investment return  based on per  share net  asset value reflects  the effects of changes in net  asset value on  the performance of  the Fund during  each period,  and assumes  dividends and  distributions, if  any, were  reinvested. This  return does not include  the  effect  of  dilution  in  connection  with  the  Rights  Offering.  These percentages  are not an indication of the  performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
   Note: Current period permanent  book-tax differences, if any,  are not included in  the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

------------

    The Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund"), was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies, which are in conformity with generally accepted accounting principles for investment companies, are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  SECURITY   VALUATION:        In    valuing   the    Fund's    assets,    all
    listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the average of the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others.

2.  INCOME    TAXES:       It    is   the    Fund's   intention    to   continue
    to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

    Capital surplus,  distributions  in  excess of  net  investment  income  and accumulated net realized loss have been adjusted for current and prior period permanent book-tax differences. Current period adjustments arose principally from differing book-tax treatments for foreign currency transactions.

3.  REPURCHASE AGREEMENTS:  In connection with
transactions in repurchase agreements, a bank as custo-
    dian for the Fund takes possession of the underlying securities, the value of which equals or exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. To the extent that proceeds from the sale of the underlying securities are less than the repurchase price under the agreement, the Fund may incur a loss. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4.  REVERSE REPURCHASE AGREEMENTS:  In order to
leverage the Fund, the  Fund may enter into  reverse repurchase agreements  with
    institutions   that  the  Fund's  investment   adviser  has  determined  are
    creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Assets and Liabilities. There were no reverse repurchase agreements outstanding at December 31, 1995.

    The average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 1995 was approximately $5,908,000, at a weighted average interest rate of 6.15%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

6. FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7.  LOAN AGREEMENTS:  The Fund may invest in fixed
    and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.  WHEN-ISSUED/DELAYED DELIVERY SECURITIES:  The
    Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will place in a segregated account with its custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can not exceed the total amount invested.

10. WRITTEN OPTIONS: The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. The Fund, as writer of a covered call option, limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option as long as the option remains open.

11. SWAPS:           A    swap    is    an    agreement    to    exchange    the
    return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps entered into by the
    Fund:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund utilizes interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

12. OTHER:  Security transactions are accounted for on
    the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-date. Income distributions and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are principally due to the timing of the recognition of losses on securities and due to the permanent differences described in note A-2.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. Effective September 1, 1995, The Chase Manhattan Bank, N.A., through its affiliate Chase Global Funds Services Company (the "Administrator"), (formerly Mutual Funds Service Company, a wholly owned subsidiary of the United States Trust Company of New York), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out of pocket expenses by the Administrator. Effective September 1, 1995, The Chase Manhattan Bank, N.A. acts as custodian for the Fund's assets held in the United States. Prior to September 1, 1995, Mutual Funds Service Company and United States Trust Company of New York provided administrative and custodian services, respectively, to the Fund under the same terms, conditions and fees as stated above.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custodian fees are payable monthly based on assets under custody, investment purchase and sale activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. For the year ended December 31, 1995, the Fund incurred international custodian fees of $299,000 of which $46,000 was payable to the International Custodian at December 31, 1995. In addition, for the year ended December 31,
1995, the Fund has earned interest income of $54,000 and incurred interest expense of $45,000, on balances with the International Custodian.

E. During the year ended December 31, 1995, the Fund made purchases and sales totaling $736,934,000 and $703,219,000, respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1995, the U.S. Federal income tax cost basis of securities was $279,628,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $7,685,000, of which $19,672,000 related to appreciated securities and $11,987,000 related to depreciated securities. At December 31, 1995, the Fund had a capital loss carryforward for U.S. Federal income tax purposes totaling approximately $10,865,000 available to offset future capital gains of which $4,462,000 and $6,403,000 will expire on December 31, 2002 and 2003, respectively. To the extent that capital gains are so offset, such gains will not be distributed to shareholders. For the year ended December 31, 1995, the Fund expects to defer to January 1, 1996 for U.S. Federal income tax purposes, post-October capital losses of $1,611,000 and post-October currency losses of $1,056,000.

F.    In  connection  with  its  organization,  the  Fund  incurred  $75,000  of organization costs. The organization costs are being amortized on a straight-line basis over a five year period beginning July 23, 1993, the date the Fund commenced operations.

G. The Fund issued to its shareholders of record as of the close of business on July 18, 1995 transferable Rights to subscribe for up to an aggregate of 5,400,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.25 per share. During August 1995, the Fund issued a total of 5,400,000 shares of Common Stock on exercise of such Rights. Rights' offering costs of $500,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, received commissions of $1,590,000 and reimbursement of its expenses of $125,000 in connection with its participation in the Rights Offering.

H. At December 31, 1995, a portion of the Fund's net assets consist of securities located in emerging markets which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

I. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1995 totaled $6,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Assets and Liabilities.

J. During the year ended December 31, 1995, the Fund participated in writing covered call options. The Fund had option activity as follows:

                                  FACE AMOUNT     PREMIUM
                                     (000)         (000)
                                 -------------  -----------
Options outstanding at December
 31, 1994......................    $  20,000     $     140
Options written during the
 period........................       84,400         1,606
Options cancelled in closing
 transactions during the
 period........................      (27,000)         (610)
Options expired during the
 period........................      (48,900)         (564)
Options exercised during the
 period........................      (28,500)         (572)
                                 -------------  -----------
Options outstanding at December
 31, 1995......................    $  --         $  --
                                 -------------  -----------
                                 -------------  -----------

K. During December 1995, the Board declared a distribution of $0.48 per share, derived from net investment income, payable on January 9, 1996, to shareholders of record on December 29, 1995.

             SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                 U.S. AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS
--------------------------------------------------------------------------------

                                                                      THREE MONTHS ENDED
                                     -------------------------------------------------------------------------------------
                                       MARCH 31, 1995         JUNE 30, 1995      SEPTEMBER 30, 1995     DECEMBER 31, 1995
                                     -------------------   -------------------   -------------------   -------------------
                                                  PER                   PER                   PER                   PER
                                      TOTAL      SHARE      TOTAL      SHARE      TOTAL      SHARE      TOTAL      SHARE
                                     --------   --------   --------   --------   --------   --------   --------   --------
Investment Income..................  $  9,121   $  0.57    $  8,875   $  0.55    $  9,972   $  0.43    $  8,997   $  0.42
Net Investment Income..............  $  8,163   $  0.51    $  8,084   $  0.50    $  8,889   $  0.38    $  7,734   $  0.37
Net Realized Gain (Loss) and Change
 in Unrealized Appreciation
 (Depreciation)....................  $(37,898)  $ (2.37)   $ 39,958   $  2.49    $  7,824   $  0.50    $ 11,542   $  0.54
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations........................  $(29,735)  $ (1.86)   $ 48,042   $  2.99    $ 16,713   $  0.88    $ 19,276   $  0.91

--------------------------------------------------------------------------------------------------------------------------

                                                                      THREE MONTHS ENDED
                                     -------------------------------------------------------------------------------------
                                       MARCH 31, 1994         JUNE 30, 1994      SEPTEMBER 30, 1994     DECEMBER 31, 1994
                                     -------------------   -------------------   -------------------   -------------------
                                                  PER                   PER                   PER                   PER
                                      TOTAL      SHARE      TOTAL      SHARE      TOTAL      SHARE      TOTAL      SHARE
                                     --------   --------   --------   --------   --------   --------   --------   --------
Investment Income..................  $  7,568   $  0.47    $  5,288   $  0.33    $  9,164   $  0.57    $  7,310   $  0.46
Net Investment Income..............  $  5,756   $  0.36    $  3,947   $  0.25    $  7,707   $  0.48    $  6,774   $  0.42
Net Realized Loss and Change in
 Unrealized Appreciation
 (Depreciation)....................  $(86,118)  $ (5.39)   $ (5,972)  $ (0.38)   $ 13,501   $  0.85    $(22,977)  $ (1.42)
Net Increase (Decrease) in Net
 Assets Resulting from
 Operations........................  $(80,362)  $ (5.03)   $ (2,025)  $ (0.13)   $ 21,208   $  1.33    $(16,203)  $ (1.00)

--------------------------------------------------------------------------------------------------------------------------

The Fund may purchase shares of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
For the year ended December 31, 1995, the Fund expects to pass through to its shareholders foreign tax credits of approximately $69,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Emerging Markets Debt Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Emerging Markets Debt Fund, Inc. (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period July 23, 1993 (commencement of operations) through December 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 9, 1996

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect, by instructing The First National Bank of Boston (the "Plan Agent") in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares. Shareholders who do not participate in the Plan will receive distributions in cash.

    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

    Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                          Morgan Stanley Emerging Markets Debt Fund, Inc. The First National Bank of Boston
                          Dividend Reinvestment Unit
                          Mail Stop 45-01-06
                          P.O. Box 1681
                          Boston, MA 02105-1681
                          1-800-442-2001